PRIORITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2021

(unaudited)

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.(8)	Subordinated Notes	0.00%	7/15/2026	7/3/2014	$500,000	$261,667	-	-%
Apidos CLO XVIII-R	Subordinated Notes	17.87%	10/22/2030	9/26/2018	410,000	539,704	417,701	0.1%
Apidos CLO XX	Subordinated Notes	32.69%	7/16/2031	3/4/2020	12,500,000	6,800,107	8,412,778	2.0%
Apidos CLO XXI	Subordinated Notes	7.69%	7/19/2027	5/13/2015	5,000,000	3,852,322	3,059,612	0.7%
Apidos CLO XXII	Subordinated Notes	28.26%	4/21/2031	9/17/2015	9,894,611	6,429,855	7,101,184	1.7%
Apidos CLO XXIV	Subordinated Notes	24.93%	10/21/2030	5/17/2019	6,750,000	4,327,460	4,312,998	1.0%
Apidos CLO XXVI	Subordinated Notes	21.75%	7/18/2029	7/25/2019	6,000,000	4,415,074	4,809,389	1.1%
Babson CLO Ltd. 2015-I	Subordinated Notes	13.59%	1/20/2031	4/1/2015	3,400,000	2,472,851	1,638,301	0.4%
Barings CLO Ltd. 2018-III	Subordinated Notes	9.72%	7/20/2029	10/10/2014	397,600	219,935	152,756	0.0%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	10.16%	11/20/2028	1/7/2015	3,000,000	2,410,971	1,595,077	0.4%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	8.20%	10/22/2030	10/1/2015	1,900,000	1,581,013	1,011,865	0.2%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	14.03%	10/21/2030	8/22/2017	2,500,000	2,277,411	1,993,151	0.5%
California Street CLO IX, Ltd.	Preference Shares	28.17%	7/16/2032	12/13/2019	4,670,000	1,942,104	2,280,502	0.5%
California Street CLO XII, Ltd.(6)(8)	Subordinated Notes	0.00%	10/15/2025	9/14/2015	14,500,000	6,426,685	1,784,235	0.4%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	14.32%	8/14/2030	6/23/2016	17,550,000	12,940,499	8,291,205	1.9%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	15.82%	1/15/2031	12/22/2016	11,839,488	7,624,474	6,256,397	1.5%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	25.65%	4/17/2031	2/25/2016	12,870,000	8,285,108	8,802,146	2.1%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	15.68%	7/28/2031	5/23/2018	15,000,000	13,806,934	11,504,946	2.7%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	11.97%	4/20/2027	3/16/2016	6,500,000	6,291,812	5,449,463	1.3%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Subordinated Notes	16.23%	10/19/2029	8/8/2016	3,245,614	3,069,976	2,716,477	0.6%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Subordinated Notes	14.15%	1/22/2030	12/18/2017	10,000,000	9,678,653	8,324,247	1.9%
Cedar Funding II CLO, Ltd.	Subordinated Notes	19.56%	6/10/2030	9/27/2017	2,500,000	1,896,183	1,795,822	0.4%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	17.36%	7/23/2030	6/19/2017	21,114,286	18,035,334	17,358,009	4.2%
Cedar Funding V CLO, Ltd.	Subordinated Notes	18.25%	7/17/2031	10/15/2018	2,358,000	2,704,681	2,310,687	0.5%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	18.85%	10/20/2028	8/7/2017	6,722,117	6,122,084	6,206,287	1.4%
Cent CLO 21 Limited	Subordinated Notes	12.13%	7/26/2030	5/15/2014	510,555	406,439	310,313	0.1%
CIFC Funding 2013-I, Ltd.	Subordinated Notes	21.43%	7/16/2030	6/1/2018	3,000,000	1,824,237	1,704,630	0.4%
CIFC Funding 2013-II, Ltd.	Income Notes	11.15%	10/18/2030	2/6/2014	305,000	193,248	144,888	0.0%
CIFC Funding 2013-III-R, Ltd.	Subordinated Notes	32.26%	4/24/2031	1/19/2021	4,900,000	2,093,858	2,232,846	0.5%
CIFC Funding 2013-IV, Ltd.	Subordinated Notes	20.96%	4/28/2031	3/15/2019	8,000,000	5,311,836	5,462,678	1.3%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Equity Class (Cayman Islands)
CIFC Funding 2014, Ltd.	Income Notes	14.94%	1/17/2031	2/6/2014	$2,758,900	$1,839,396	$1,494,678	0.3%
CIFC Funding 2014-III, Ltd.	Income Notes	17.71%	10/22/2031	11/14/2016	11,700,000	7,288,945	6,322,025	1.5%
CIFC Funding 2014-IV-R, Ltd.	Income Notes	16.35%	10/17/2030	8/5/2014	4,286,000	2,835,437	2,153,411	0.5%
CIFC Funding 2015-I, Ltd.	Subordinated Notes	20.45%	1/22/2031	11/24/2015	7,500,000	5,530,509	4,763,123	1.1%
CIFC Funding 2015-III, Ltd.	Subordinated Notes	18.04%	4/19/2029	5/29/2018	10,000,000	7,045,971	5,970,363	1.4%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	17.69%	10/20/2027	4/27/2016	22,930,000	12,244,542	10,520,599	2.5%
CIFC Funding 2016-I, Ltd.	Subordinated Notes	22.57%	10/21/2031	12/9/2016	6,500,000	4,037,075	5,464,856	1.3%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	14.63%	4/20/2029	2/3/2017	8,000,000	7,257,583	5,738,794	1.3%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	16.66%	10/24/2030	8/14/2017	18,000,000	17,510,621	15,236,342	3.7%
CIFC Funding 2018-IV, Ltd.	Subordinated Notes	29.29%	10/17/2031	6/19/2020	6,000,000	4,229,635	5,124,703	1.2%
CIFC Funding 2020-II, Ltd.	Income Notes	22.77%	8/24/2032	7/20/2020	2,000,000	1,851,543	1,899,157	0.4%
CIFC Funding 2020-III, Ltd.	Subordinated Notes	20.95%	10/20/2031	9/11/2020	6,000,000	5,930,577	6,063,043	1.4%
Columbia Cent CLO 29 Limited	Subordinated Notes	23.66%	7/21/2031	7/10/2020	16,000,000	14,276,572	13,629,500	3.2%
Columbia Cent CLO 31 Limited	Subordinated Notes	25.65%	4/20/2034	2/1/2021	6,000,000	4,914,909	4,860,929	1.1%
Galaxy XIX CLO, Ltd.	Subordinated Notes	16.24%	7/24/2030	12/5/2016	2,750,000	1,938,450	1,305,794	0.3%
Galaxy XXVIII CLO, Ltd.	Subordinated Notes	11.02%	7/15/2031	5/30/2014	250,000	183,737	105,287	0.0%
GoldenTree Loan Opportunities IX, Ltd.	Subordinated Notes	16.23%	10/29/2029	7/19/2017	3,250,000	2,567,592	2,111,865	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.(8)	Subordinated Notes	0.00%	4/28/2025	4/14/2014	400,000	210,313	-	-%
Halcyon Loan Advisors Funding 2014-3 Ltd.(8)	Subordinated Notes	0.00%	10/22/2025	9/12/2014	500,000	298,545	-	-%
Halcyon Loan Advisors Funding 2015-1 Ltd.(8)	Subordinated Notes	0.00%	4/20/2027	3/16/2015	3,000,000	1,849,511	-	-%
Halcyon Loan Advisors Funding 2015-2 Ltd.(8)	Subordinated Notes	0.00%	7/26/2027	6/3/2015	3,000,000	1,927,789	-	-%
Halcyon Loan Advisors Funding 2015-3 Ltd.(8)	Subordinated Notes	0.00%	10/18/2027	7/27/2015	7,000,000	5,335,379	1,550,460	0.4%
HarbourView CLO VII-R, Ltd.	Subordinated Notes	1.69%	7/18/2031	6/5/2015	275,000	189,664	71,879	0.0%
Jefferson Mill CLO Ltd.	Subordinated Notes	9.78%	10/20/2031	6/30/2015	6,049,689	5,137,488	3,253,765	0.8%
LCM XV Limited Partnership	Income Notes	6.09%	7/19/2030	1/28/2014	250,000	179,858	111,159	0.0%
LCM XVI Limited Partnership	Income Notes	8.97%	10/15/2031	5/12/2014	6,814,685	4,666,478	3,283,816	0.8%
LCM XVII Limited Partnership	Income Notes	11.82%	10/15/2031	9/17/2014	1,000,000	733,959	568,560	0.1%
Madison Park Funding XIII, Ltd.	Subordinated Notes	27.88%	4/19/2030	2/3/2014	13,000,000	9,273,576	9,340,190	2.2%
Madison Park Funding XIV, Ltd.	Subordinated Notes	17.66%	10/22/2030	7/3/2014	14,000,000	10,788,636	8,867,923	2.1%
Madison Park Funding XL, Ltd.	Subordinated Notes	42.77%	2/28/2047	10/8/2020	7,000,000	2,919,233	3,398,906	0.8%
Mountain View CLO 2014-1 Ltd.(8)	Income Notes	0.00%	10/15/2026	8/29/2014	1,000,000	497,106	-	-%
Mountain View CLO IX Ltd.	Subordinated Notes	17.38%	7/15/2031	5/13/2015	8,815,500	5,242,160	4,904,676	1.1%
Octagon Investment Partners XIV, Ltd.	Income Notes	17.56%	7/16/2029	12/1/2017	6,150,000	3,969,207	3,061,720	0.7%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Equity Class (Cayman Islands)
Octagon Investment Partners XV, Ltd.	Income Notes	21.08%	7/19/2030	5/23/2019	$5,644,737	$3,354,768	$3,360,952	0.8%
Octagon Investment Partners XVII, Ltd.	Subordinated Notes	20.49%	1/27/2031	6/28/2018	16,153,000	8,985,335	7,784,903	1.8%
Octagon Investment Partners 18-R, Ltd.	Subordinated Notes	16.79%	4/16/2031	7/30/2015	4,568,944	2,548,055	1,843,653	0.4%
Octagon Investment Partners 20-R, Ltd.	Subordinated Notes	16.49%	5/12/2031	4/25/2019	3,500,000	2,885,707	2,395,224	0.6%
Octagon Investment Partners XXI, Ltd.	Subordinated Notes	19.28%	2/14/2031	1/6/2016	13,822,188	8,414,017	6,709,929	1.6%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	16.23%	1/22/2030	11/12/2014	6,625,000	5,263,329	4,125,136	1.0%
Octagon Investment Partners XXIII, Ltd.(8)	Subordinated Notes	0.00%	7/15/2027	2/1/2016	12,000,000	8,169,379	7,726,062	1.8%
Octagon Investment Partners 27, Ltd.	Subordinated Notes	19.02%	7/15/2030	10/31/2018	5,000,000	3,659,091	2,974,298	0.7%
Octagon Investment Partners 30, Ltd.	Subordinated Notes	16.27%	3/18/2030	11/16/2017	9,525,000	8,752,600	7,481,312	1.7%
Octagon Investment Partners 31, Ltd.	Subordinated Notes	34.35%	7/19/2030	12/20/2019	3,067,500	1,973,341	1,999,508	0.5%
Octagon Investment Partners 33, Ltd.	Subordinated Notes	18.71%	1/20/2031	7/9/2018	2,850,000	2,528,054	2,271,306	0.5%
Octagon Investment Partners 36, Ltd.	Subordinated Notes	26.88%	4/15/2031	12/20/2019	10,400,960	8,665,218	7,973,410	1.9%
Octagon Investment Partners 37, Ltd.	Subordinated Notes	26.03%	7/25/2030	3/17/2021	14,500,000	11,286,740	11,366,717	2.7%
Octagon Investment Partners 39, Ltd.	Subordinated Notes	26.62%	10/21/2030	1/9/2020	10,250,000	8,069,554	8,844,603	2.1%
Octagon Loan Funding, Ltd.	Subordinated Notes	19.53%	11/18/2031	8/25/2014	5,014,526	3,081,511	2,780,199	0.6%
OZLM VI, Ltd.	Subordinated Notes	6.61%	4/17/2031	10/31/2016	15,688,991	12,411,093	8,942,088	2.1%
OZLM VII, Ltd.	Subordinated Notes	1.82%	7/17/2029	11/3/2015	2,654,467	1,584,708	1,062,578	0.2%
OZLM VIII, Ltd.	Subordinated Notes	2.35%	10/17/2029	8/7/2014	950,000	618,955	337,231	0.1%
OZLM IX, Ltd.	Subordinated Notes	9.36%	10/20/2031	2/22/2017	15,000,000	12,121,220	8,604,723	2.0%
OZLM XII, Ltd.(8)	Subordinated Notes	0.00%	4/30/2027	1/17/2017	12,122,952	7,688,738	4,725,170	1.1%
OZLM XXII, Ltd.	Subordinated Notes	13.20%	1/17/2031	5/11/2017	27,343,000	17,239,855	13,565,190	3.2%
Redding Ridge 3 CLO, Ltd.	Preference Shares	29.02%	1/15/2030	3/26/2021	12,293,000	6,914,159	6,930,820	1.6%
Redding Ridge 4 CLO, Ltd.	Subordinated Notes	27.01%	4/15/2030	1/29/2021	14,000,000	12,948,463	12,560,343	2.9%
Romark WM-R Ltd.	Subordinated Notes	9.82%	4/21/2031	4/11/2014	490,713	411,830	264,789	0.1%
Sound Point CLO II, Ltd.	Subordinated Notes	17.67%	1/27/2031	5/16/2019	21,053,778	12,039,019	9,650,984	2.3%
Sound Point CLO VII-R, Ltd.	Subordinated Notes	19.49%	10/23/2031	7/31/2019	9,002,745	3,631,174	2,998,644	0.7%
Sound Point CLO XVII, Ltd.	Subordinated Notes	17.01%	10/20/2030	7/11/2018	20,000,000	16,865,468	15,499,060	3.6%
Sound Point CLO XVIII, Ltd.	Subordinated Notes	22.88%	1/20/2031	10/29/2018	15,563,500	11,888,791	12,644,951	3.0%
Symphony CLO XIV, Ltd.(8)	Subordinated Notes	0.00%	7/14/2026	5/6/2014	750,000	416,831	182,498	0.0%
Symphony CLO XVI, Ltd.	Subordinated Notes	14.74%	10/15/2031	7/1/2015	5,000,000	4,261,472	3,257,850	0.8%
TCI-Symphony CLO 2017-1, Ltd.	Income Notes	39.50%	7/15/2030	9/15/2020	3,000,000	1,497,068	1,673,246	0.4%
THL Credit Wind River 2013-1 CLO, Ltd.	Subordinated Notes	11.54%	7/19/2030	11/1/2017	10,395,000	8,479,436	5,690,877	1.3%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	13.39%	10/18/2030	12/27/2017	3,250,000	2,211,723	1,645,751	0.4%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Equity Class (Cayman Islands)
THL Credit Wind River 2014-1 CLO, Ltd.	Subordinated Notes	17.10%	7/18/2031	7/11/2018	$11,800,000	$7,971,046	$6,988,787	1.6%
THL Credit Wind River 2014-2 CLO, Ltd.	Income Notes	42.54%	1/15/2031	1/22/2021	7,550,000	2,437,553	2,812,315	0.7%
THL Credit Wind River 2017-4 CLO, Ltd.	Subordinated Notes	33.19%	11/20/2030	6/25/2020	3,765,400	2,564,439	2,567,163	0.6%
THL Credit Wind River 2018-2 CLO, Ltd.	Subordinated Notes	18.94%	7/15/2030	3/11/2019	8,884,000	7,958,393	7,352,594	1.7%
THL Credit Wind River 2018-3 CLO, Ltd.	Subordinated Notes	21.94%	1/20/2031	6/28/2019	13,000,000	11,893,962	11,573,376	2.7%
Venture XVIII CLO, Ltd.	Subordinated Notes	12.65%	10/15/2029	7/16/2018	4,750,000	3,334,273	2,723,880	0.6%
Venture 28A CLO, Ltd.	Subordinated Notes	14.28%	10/19/2029	7/16/2018	12,000,000	9,905,785	8,736,559	2.0%
Venture XXX CLO, Ltd.	Subordinated Notes	17.83%	1/15/2031	7/16/2018	5,100,000	4,421,048	4,228,892	1.0%
Venture XXXII CLO, Ltd.	Subordinated Notes	18.41%	7/18/2031	10/9/2018	7,929,328	7,499,766	6,956,996	1.6%
Venture XXXIV CLO, Ltd.	Subordinated Notes	23.12%	10/15/2031	7/30/2019	10,403,000	8,307,145	8,346,587	1.9%
Venture 41 CLO, Ltd.	Subordinated Notes	20.62%	1/20/2034	1/26/2021	6,000,000	5,393,272	5,278,944	1.2%
Voya IM CLO 2013-1, Ltd.	Income Notes	11.43%	10/15/2030	6/9/2016	4,174,688	2,954,391	2,253,534	0.5%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	3.03%	10/17/2031	2/13/2015	4,000,000	2,251,130	1,355,650	0.3%
Voya IM CLO 2014-1, Ltd.	Subordinated Notes	6.86%	4/18/2031	2/5/2014	314,774	242,054	138,372	0.0%
Voya CLO 2014-3, Ltd.(8)	Subordinated Notes	0.00%	7/24/2026	4/10/2015	7,000,000	3,266,739	577,297	0.1%
Voya CLO 2014-4, Ltd.	Subordinated Notes	7.81%	7/14/2031	11/10/2014	1,000,000	769,438	518,119	0.1%
Voya CLO 2015-2, Ltd.	Subordinated Notes	14.04%	7/23/2027	6/24/2015	13,712,000	8,505,818	7,935,806	1.9%
Voya CLO 2016-1, Ltd.	Subordinated Notes	15.98%	1/21/2031	1/22/2016	7,750,000	6,763,510	6,350,416	1.5%
Voya CLO 2016-3, Ltd.	Subordinated Notes	13.90%	10/20/2031	9/30/2016	10,225,000	8,459,898	7,217,685	1.7%
Voya CLO 2017-3, Ltd.	Subordinated Notes	12.16%	7/19/2030	6/15/2017	5,750,000	6,361,012	5,355,194	1.3%
Voya CLO 2017-4, Ltd.	Subordinated Notes	35.43%	10/15/2030	3/25/2021	2,500,000	1,435,281	1,448,926	0.3%
Voya CLO 2018-1, Ltd.	Subordinated Notes	15.44%	4/18/2031	2/23/2018	10,000,000	9,577,311	8,485,287	2.0%
Voya CLO 2019-1, Ltd.	Subordinated Notes	24.50%	4/15/2031	1/27/2020	15,500,000	14,543,762	14,128,629	3.3%
West CLO 2014-1 Ltd.(6)(8)	Subordinated Notes	0.00%	7/17/2026	6/24/2014	13,375,000	3,880,688	995,907	0.2%
Total Collateralized Loan Obligation - Equity Class						$660,508,927	$572,819,033	133.8%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Apidos CLO XXIV	Class E-R Notes	8.08% (LIBOR + 7.86%)	10/21/2030	3/10/2020	$2,000,000	$1,476,856	$1,603,403	0.4%
California Street CLO IX, Ltd.	Class F-R2 Notes	8.74% (LIBOR + 8.52%)	7/16/2032	9/2/2020	2,000,000	1,544,257	1,737,799	0.4%
Carlyle Global Market Strategies 2014-2-R, Ltd.	Class E Notes	8.19% (LIBOR + 8.00%)	5/15/2031	3/6/2019	7,500,000	6,783,026	5,521,587	1.3%
Carlyle CLO 17, Ltd.	Class E-R Notes	8.56% (LIBOR + 8.35%)	4/30/2031	3/5/2019	3,000,000	2,770,304	2,809,958	0.7%
Cent CLO 21 Limited	Class E-R2 Notes	8.86% (LIBOR + 8.65%)	7/26/2030	7/12/2018	109,122	103,347	92,200	0.0%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
CIFC Funding 2013-III-R, Ltd.	Class E Notes	8.00% (LIBOR + 7.78%)	4/24/2031	10/2/2020	$3,000,000	$2,200,870	$2,444,488	0.6%
CIFC Funding 2014-IV-R, Ltd.	Class E Notes	8.22% (LIBOR + 8.00%)	10/17/2030	11/12/2019	9,000,000	7,386,263	7,521,604	1.7%
CIFC Funding 2014-V, Ltd.	Class F-R2 Notes	8.72% (LIBOR + 8.50%)	10/17/2031	9/17/2018	750,000	728,424	650,033	0.2%
CIFC Funding 2015-I, Ltd.	Class F-RR Notes	8.07% (LIBOR + 7.85%)	1/22/2031	10/31/2019	5,000,000	3,984,544	4,567,300	1.1%
CIFC Funding 2016-I, Ltd.	Class F-R Notes	10.37% (LIBOR + 10.15%)	10/21/2031	9/16/2019	3,750,000	3,580,743	3,460,475	0.8%
Galaxy XXI CLO, Ltd.	Class F-R Notes	7.47% (LIBOR + 7.25%)	4/21/2031	3/8/2019	6,000,000	4,914,931	5,490,988	1.3%
Galaxy XXVII CLO, Ltd.	Class F Junior Notes	8.25% (LIBOR + 8.06%)	5/16/2031	3/5/2019	1,500,000	1,336,125	1,261,018	0.3%
Galaxy XXVIII CLO, Ltd.	Class F Junior Notes	8.72% (LIBOR + 8.48%)	7/15/2031	6/29/2018	41,713	38,916	36,164	0.0%
HarbourView CLO VII-R, Ltd.(7)	Class F Notes	8.49% (LIBOR + 8.27%)	7/18/2031	10/29/2018	6,573,106	6,359,149	4,381,080	1.0%
Madison Park Funding XIII, Ltd.	Class F-R Notes	8.17% (LIBOR + 7.95%)	4/19/2030	10/25/2019	2,000,000	1,672,059	1,733,951	0.4%
Madison Park Funding XIV, Ltd.	Class F-R Notes	7.99% (LIBOR + 7.77%)	10/22/2030	3/13/2020	4,500,000	3,063,735	3,379,302	0.8%
Mountain View CLO IX Ltd.	Class E Notes	8.26% (LIBOR + 8.02%)	7/15/2031	10/29/2018	3,625,000	3,485,902	2,745,964	0.6%
Octagon Investment Partners XVII, Ltd.	Class F-R2 Notes	7.42% (LIBOR + 7.20%)	1/27/2031	10/15/2019	5,362,500	4,152,249	4,408,337	1.0%
Octagon Investment Partners 18-R, Ltd.	Class E Notes	8.47% (LIBOR + 8.25%)	4/16/2031	10/15/2019	6,000,000	4,812,139	5,290,995	1.2%
Octagon Investment Partners XXII, Ltd.	Class F-RR Notes	7.97% (LIBOR + 7.75%)	1/22/2030	11/25/2019	5,500,000	4,254,608	4,768,342	1.1%
OZLM VIII, Ltd.	Class E-RR Notes	8.39% (LIBOR + 8.17%)	10/17/2029	11/6/2018	8,400,000	8,130,846	7,187,611	1.7%
Sound Point CLO IV-R, Ltd.	Class F Notes	8.32% (LIBOR + 8.10%)	4/18/2031	3/18/2019	3,500,000	3,190,117	2,643,881	0.6%
Venture XIX CLO, Ltd.	Class F-RR Notes	8.74% (LIBOR + 8.50%)	1/15/2032	11/16/2018	7,900,000	7,660,163	6,873,764	1.6%
Venture XXXIII CLO, Ltd.	Class F Notes	8.24% (LIBOR + 8.00%)	7/15/2031	12/3/2019	2,500,000	1,863,016	2,057,822	0.5%
Voya IM CLO 2012-4, Ltd.	Class E-R-R Notes	11.09% (LIBOR + 10.85%)	10/15/2030	10/11/2019	3,320,000	3,132,286	3,019,888	0.7%
Voya IM CLO 2014-1, Ltd.	Class E-R2 Notes	8.57% (LIBOR + 8.35%)	4/18/2031	4/11/2019	3,000,000	2,747,885	2,419,569	0.6%
Total Collateralized Loan Obligation - Debt Class						$91,372,760	$88,107,523	20.6%

Total Portfolio Investments						$751,881,687	$660,926,556	154.4%
Other liabilities in excess of assets							(232,812,965)	(54.4)%
Net assets (35,867,450 shares issued and outstanding)							$428,113,591	100.0%
Net asset value per share							$11.94

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of March 31, 2021, all of the Company’s investments were classified as Level 3 within the valuation hierarchy. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. (See Note 1).

(4) The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 0.19% at March 31, 2021. The current base rate for each investment may be different from the reference rate on March 31, 2021.

(5) Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Board of Directors.

(6) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.

(7) This investment has contractual payment-in-kind (“PIK”) interest. PIK interest computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date.

(8) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost. If an investment has been impaired upon being called, any future distributions will be recorded as a return of capital. To the extent that the impaired CLO’s cost basis is fully recovered, any future distributions will be recorded as realized gains.

See accompanying notes to schedule of investments.

Notes to Schedule of Investments

March 31, 2021

(unaudited)

Note 1. Investments

Investment Valuation

Priority Income Fund, Inc. (the “Company”) follows guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"), which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Company’s board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of Priority Senior Secured Income Management, LLC (the “Adviser”) with the independent valuation firm engaged by the Board.

2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issues its valuation report.

3.	The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board as to the value for each investment.

4.	The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the independent valuation firm, and the Audit Committee.

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities. These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows. We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third-party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk and credit spread risk.

Notes to Schedule of Investments

March 31, 2021

(unaudited)

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions

Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method.

Recent Accounting Pronouncements

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The effectiveness of the amended guidance in ASU 2016-13 did not have a material effect on the Company’s schedule of investments presentation.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. The effectiveness of the amended guidance in ASU 2018-13 did not have a material effect on the Company’s schedule of investments presentation.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform. The amendments in ASU 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Company's schedule of investments presentation. The Company did not utilize the optional expedients and exceptions provided by ASU 2020-04 during the nine months ended March 31, 2021.

Portfolio Investments

During the nine months ended March 31, 2021, the Company purchased $100,964,592 of investment securities (excluding short-term securities).

During the nine months ended March 31, 2021, the Company sold one investment security (excluding short-term securities) for proceeds of $1,160,000.

Notes to Schedule of Investments

March 31, 2021

(unaudited)

During the nine months ended March 31, 2021, the Company had one investment security redeemed (excluding short-term securities) for proceeds of $9,000,000.

During the nine months ended March 31, 2021, the Company had two investments called for redemption, and the liquidation of the underlying portfolios is ongoing.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of March 31, 2021:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligation - Equity Class	$—	$—	$572,819,033	$572,819,033
Collateralized Loan Obligation - Debt Class	—	—	88,107,523	88,107,523
	$—	$—	$660,926,556	$660,926,556

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class	Total
Balance at June 30, 2020	$440,146,595	$90,885,303	$531,031,898
Net realized gain (loss) on investments	(1,331,583)	—	(1,331,583)
Net change in unrealized appreciation (depreciation) on investments	33,765,083	908,620	34,673,703
Purchases of investments	97,280,842	3,683,750	100,964,592
Payment-in-kind interest	—	797,555	797,555
Repayments from investments	(6,483,596)	(9,763,912)	(16,247,508)
Sales of investments	(1,160,000)	—	(1,160,000)
Amortization of purchase discount, net	10,601,692	1,596,207	12,197,899
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Balance at March 31, 2021	$572,819,033	$88,107,523	$660,926,556

Net change in unrealized depreciation attributable to Level 3 investments still held at the end of the period	$32,592,707	$219,901	$32,812,608

(1)Transfers are assumed to have occurred at the beginning of the period. There were no transfers between any levels during the period.

Notes to Schedule of Investments

March 31, 2021

(unaudited)

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of March 31, 2021:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)
Collateral Loan Obligation - Equity Class	$572,819,033	Discounted Cash Flow	Discount Rate	0.04% - 35.44%	23.08%
Collateral Loan Obligation - Debt Class	88,107,523	Discounted Cash Flow	Discount Rate	9.90% - 16.39%	12.40%
	$660,926,556

(1) Excludes investments that have been called for redemption.

(2) Represents the implied discount rate based on the Company’s internally generated single cash flows that is derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds, as those portfolios are managed by non-affiliated third-party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

Notes to Schedule of Investments

March 31, 2021

(unaudited)

The Company’s portfolio primarily consists of residual interest investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments). Such an increase in financing costs without a correspondence increase in investment income could result in materially smaller distribution payments to the residual interest investors.

Notes to Schedule of Investments

March 31, 2021

(unaudited)

On July 27, 2017, the United Kingdom Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). In April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rate Committee, announced the replacement of LIBOR with a new index, calculated by short term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate, “SOFR.” On June 12, 2019, the Staff from the SEC’s Division of Corporate Finance, Division of Investment Management, Division of Trading and Markets, and Office of the Chief Accountant issued a statement about the potentially significant effects on financial markets and market participants when LIBOR is discontinued in 2021 and no longer available as a reference benchmark rate. The Staff encouraged all market participants to identify contracts that reference LIBOR and begin transitions to alternative rates. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere or, whether the Wuhan Virus will have further effect on LIBOR transition plans. The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

On March 5, 2021, the FCA announced that (i) 24 LIBOR settings would cease to exist immediately after December 31, 2021 (all seven euro LIBOR settings; all seven Swiss franc LIBOR settings; the Spot Next, 1-week, 2-month, and 12-month Japanese yen LIBOR settings; the overnight, 1-week, 2-month, and 12-month sterling LIBOR settings; and the 1-week and 2-month US dollar LIBOR settings); (ii) the overnight and 12-month US LIBOR settings would cease to exist after June 30, 2023; and (iii) the FCA would consult on whether the remaining nine LIBOR settings should continue to be published on a synthetic basis for a certain period using the FCA’s proposed new powers that the UK government is legislating to grant to them.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. Recently, the CLOs we are invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like SOFR) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

Notes to Schedule of Investments

March 31, 2021

(unaudited)

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a CFC (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in PFICs (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its common stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Notes to Schedule of Investments

March 31, 2021

(unaudited)

Impact of the novel coronavirus (“Wuhan Virus”) pandemic

On March 11, 2020, the World Health Organization declared the novel COVID-19 coronavirus (the "Wuhan Virus") a pandemic, and on March 13, 2020, the United States declared a national emergency with respect to Wuhan Virus. The Wuhan Virus has had a devastating impact on the global economy, including the U.S. economy, and has resulted in a global economic recession.

The Wuhan Virus pandemic and preventative measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, or the reintroduction of business shutdowns, cancellations of and restrictions on events and travel, significant reductions in demand for certain goods and services, reductions in and restrictions on business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter. In December 2020, the U.S. Food & Drug Administration (“FDA”) authorized vaccines produced by Pfizer - BioNTech and Moderna for emergency use, and in February 2021 the FDA authorized vaccines produced by Johnson & Johnson for emergency use. However, it remains unclear how quickly the vaccines will be distributed nationwide and globally, whether vaccine distribution may be paused, or when “herd immunity” will be achieved in the United States and globally, and when the restrictions that were imposed to slow the spread of the virus will be lifted entirely. A delay in distributing the vaccines could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the Wuhan Virus pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the United States and other major markets. Additionally, as of late December 2020, travelers from the United States are not allowed to visit Canada, Australia or the majority of countries in Europe, Asia, Africa and South America. These continued travel restrictions may prolong the global economic downturn.

The Wuhan Virus pandemic (including the preventative measures taken in response thereto) has to date (i) created significant business disruption issues for certain of the underlying borrowers of the Company’s CLO investments, and (ii) materially and adversely impacted the value and performance of certain of the Company’s CLO investments. The Wuhan Virus pandemic is having a particularly adverse impact on industries in which certain of the underlying borrowers of the Company’s CLO investments operate, including energy, hospitality, travel, retail and restaurants. Certain of the underlying borrowers of the Company’s CLO investments in other industries have also been significantly impacted. The Wuhan Virus pandemic is continuing as of the filing date of this schedule of investments, and its extended duration may have further adverse impacts on the Company’s CLO investments after March 31, 2021, including for the reasons described herein. As a result of this disruption and the pressures on their liquidity, certain of the underlying borrowers of the Company’s CLO investments have been, or may continue to be, incentivized to draw on most, if not all, of the unfunded portion of any revolving or delayed draw term loans made by the CLO collateral managers, subject to availability under the terms of such loans.

As a management investment company, the Company is required to carry the Company’s investments at fair value as determined in good faith by the Board. Depending on market conditions, the Company could incur substantial losses in future periods, which could have a material adverse impact on the Company’s business, financial condition, and results of operations.

Although it is difficult to predict the extent of the impact of the Wuhan Virus outbreak on the underlying CLO vehicles the Company invests in, CLO vehicles in which the Company invests may fail to satisfy certain financial covenants, including with respect to adequate collateralization and/or interest coverage tests. Such failure could cause the assets of the CLO vehicles to not receive full par credit for purposes of calculation of the CLO vehicles' overcollateralization tests, and, as a consequence, may lead to a reduction in such CLO vehicle's payments to the Company. In the event the CLO vehicle fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

Notes to Schedule of Investments

March 31, 2021

(unaudited)

The impact of the Wuhan Virus pandemic may not yet be fully reflected in the valuation of the Company’s investments as the Company’s valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that is often from a time period earlier, generally two to three months, than the quarter for which the Company is reporting. Additionally, the Company may not have yet received information or certifications from CLO collateral managers that indicate any or the full extent of declining performance or non-compliance with debt covenants, as applicable, as a result of the Wuhan Virus pandemic. As a result, the Company’s valuations at March 31, 2021 may not show the complete or continuing impact of the Wuhan Virus pandemic and the resulting measures taken in response thereto. In addition, write downs in the value of the Company’s investments have reduced, and any additional write downs may further reduce, the Company’s net asset value (and, as a result, the Company’s asset coverage calculation). Accordingly, the Company may continue to incur additional net unrealized losses or may incur realized losses after March 31, 2021, which could have a material adverse effect on the Company’s business, financial condition and results of operations.

Co-Investments

On January 13, 2020, the parent company of the Adviser received an exemptive order from the SEC (the “Order”), which superseded a prior co-investment exemptive order granted on February 10, 2014, granting the parent company the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and Prospect Flexible Income Fund, Inc. (“FLEX”), where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein.

Under the terms of the order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed or owned by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed or owned by the Adviser or its affiliates has previously invested.

Note 2. Income Taxes

The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to continue to qualify for RIC tax treatment among other things, the Company is required to distribute at least 90% of its investment company taxable income and intends to distribute all of the Company’s investment company taxable income and net capital gain to stockholders. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. In general, the Company may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items.

Notes to Schedule of Investments

March 31, 2021

(unaudited)

As of March 31, 2021, the cost basis of investments for tax purposes was as follows:

Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/(Depreciation)
$612,376,592	$80,916,229	$(32,366,265)	$48,549,964

The differences between book-basis and tax-basis for determining unrealized appreciation/(depreciation) relate primarily to (i) the realization for tax purposes of mark-to-market gains on certain investments in passive foreign investment companies and (ii) tax basis adjustments resulting from cash distributions from passive foreign investment companies in excess of earnings and profits that are characterized as return of capital.

Tax balances are estimates and the final determination for this year will not be made until the Company files its tax return for the tax year ended June 30, 2021.